UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 8 January 2013

AMARANTUS BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Commission File No.   333-148922

Delaware	26-0690857
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	identification No.)

675 Almanor Ave, Sunnydale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act.

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Prepared By:

JSBarkats, PLLC

18 East 41 st Street, 19 th Fl.

New York, NY 10017

www.JSBarkats.Com

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the possible benefits of MANF therapeutic applications and/or advantages presented by Amarantus’ PhenoGuard technology, as well as statements about expectations, plans and prospects of the development of Amarantus' new product candidates. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that the anticipated benefits of the therapeutic drug candidates or discovery platforms, as well as the risks, uncertainties and assumptions relating to the development of Amarantus' new product receivable in candidates, including those identified under "Risk Factors" in Amarantus' most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other filings Amarantus periodically makes with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements Amarantus does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Section 8-Other Events

Item 8.01 Other Events

On 8 January 2013, Amarantus Bioscience, Inc. released the data developed from its research grant from the Michael J. Fox Foundation. The data was presented by the Company’s Chief Science Officer, Dr. John W. Commissiong, at the OneMed 2013 Forum.

There are currently more than 6 million Parkinson’s disease patients worldwide, and that number is expected to double by 2032. Amarantus’ lead drug candidate, MANF (Mesencephalic Astrocyte-Derived Neurothrophic Factor) is an anti-apoptratic therapeutic protein, which the research data demonstrates, provides promising Parkinson’s disease treatment.

Parkinson’s Disease is believed to be caused by a decrease in dopamine in the substantia nigra area of the brain. Independent studies, which were partially funded by a research grant from the Michael J. Fox Foundation for Parkinson’s disease, demonstrate MANF increases the density of DA (dopaminergic neurons) terminals and the concentration of dopamine in the striatum whereas GDNF (Glial Cell-Line Derived Neurotrophic Factor), another drug candidate for the treatment of Parkinson’s disease, does not. Other independent studies conducted under the grant at the UCLA Medical School demonstrate that MANF significantly reduces behavioral deficits associated with Parkinson’s disease whereas GDNF does not.

Section 9-Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

99.1	Presentation material presented at the OneMed 2013 on the effect of MANF in the treatment of Parkinson’s disease.

99.2	Press release: Amarantus BioScience Announces Positive Efficacy Data for MANF in a Nigral Delivery Neurorestoration Animal Model of Parkinson’s Disease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 9 January 2013	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer